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                                                                   Exhibit 10.40

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.

                                  COMMON STOCK
                                PURCHASE WARRANT

                          For the Purchase of Shares of

                                 Common Stock of

                                BIONUTRICS, INC.

                          (Par Value $0.001 Per Share)

              (Incorporated under the Laws of the State of Nevada)

                  VOID AFTER 5:00 P.M. PST ON October 24, 2002

                   Date of Original Issuance: October 25, 2000

         This is to certify that, for value received, TAMARACK INTERNATIONAL LIMITED, or assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 50,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of BIONUTRICS, INC., a Nevada corporation (the "Company"), for the Warrant Price (as defined below), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with the terms of that certain Stock Purchase Agreement dated October 25, 2000, by and between the Warrantholder and the Company.

         1.       TERMS AND EXERCISE OF WARRANT.

                  (a) WARRANT SHARES. Warrant Shares (as defined below) may be acquired in accordance with the terms of this Warrant until the Termination Date (as defined below). The Warrantholder may exercise this Warrant with respect to all Warrant Shares effective immediately.

                  (b) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The 50,000 shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of Section 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on the Date of Original Issuance for such Warrant Shares and ending at 5:00
P.M.,
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Mountain Standard Time, on October 24, 2002 (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease.

                  (c) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company at its principal office in Phoenix, Arizona (or at such other address as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company or such other address as the Warrantholder may designate in writing), together with the form of Election to Purchase included as Exhibit A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made in cash or by certified check or cashier's check, payable to the order of the Company.

                  (d) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

                  (e) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 4 hereof, with respect to any fractional Warrant Shares otherwise issuable upon such surrender and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $1.00 per share, subject to adjustment pursuant to Section 3 hereof (originally and as adjusted, the "Warrant Price").

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                           (i) The number of Warrant Shares issuable upon
exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares


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of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                           (ii) The Warrant Price shall be adjusted by
multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

         An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination, or reclassification. If, as a result of an adjustment made pursuant to this Section 3(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

                  (b) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  (c) No adjustment in the number of securities purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the number of securities (calculated to the nearest full share or unit thereof) then purchasable upon the exercise of this Warrant; provided, however, that any adjustment which by reason of this
Section 3(c) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (d) For the purpose of this Section 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company at October 25, 2000 or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 3.

                  (e) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid,


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notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

                  (f) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

         4.       REGISTRATION RIGHTS.

                  (a) At any time during which Investor is subject to the time, volume restrictions, or manner of sale limitations under Rule 144 under the 1933 Act ("Rule 144"), or any successor rule or regulation, the Company will (i) prepare and file a Registration Statement under the 1933 Act covering the Shares or will include the Shares in any other Registration Statement it is obligated to file subsequent to the date hereof, (ii) use its best efforts to have such Registration Statement rendered effective under the 1933 Act as soon as practicable thereafter, and (iii) take such action as may be necessary to have such Registration Statement remain effective under the 1933 Act, free of material misstatements or omissions, for the period required to sell such Shares in compliance therewith. The Company shall bear all fees, disbursements and out-of-pocket expenses incurred in connection with the preparation and filing of such Registration Statement, including any amendment or supplement thereto necessary to cause the same to remain free of material misstatements or omissions during the period the Registration Statement remains effective under the 1933 Act, except as provided in Section 4.5 hereof.

                  (b) Investor will cooperate with the Company in all respects in connection with this Section, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Shares required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering

                  (c) The Company's obligation under this Section 4 to register the Shares held by Investor shall terminate upon the earlier of (i) the date that all of the Shares have been sold pursuant to the Registration Statement,
(ii) the date the Investor receives an opinion of counsel to the Company, which opinion shall be reasonably acceptable to the Investor, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iii) the date when all Shares have been otherwise transferred to persons who may trade such Shares without restriction under the 1933 Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) the date when all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.

                  (d) The Company agrees to indemnify and hold harmless the Investor against any and all losses, claims, damages, liabilities and expenses, which Investor may suffer arising out of any untrue statement of a material fact in a Registration Statement filed in connection with the registration rights granted by this Section 4, or arising out of any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent that such losses, claims, damages, liabilities or expenses arise out of any untrue statement or omission which has been made therein or omitted therefrom in reliance upon


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information relating to the Investor furnished in writing to the Company by the
Investor for use in connection therewith.

                  (e) All underwriting and/or brokerage discounts, fees and commissions in respect of the registration of the Shares under this Section 4 and applicable transfer taxes payable upon sale of the Shares, and any counsel fees or disbursements for counsel for Investor and out-of-pocket expenses of Investor in connection with the registration of Shares under this Section 4 shall be paid and borne by Investor.

         6. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares upon exercise of this Warrant, but shall pay an amount in cash equal to the closing price of the Company's Common Stock on the Nasdaq SmallCap Market or other trading market on the day preceding the date of the surrender of this Warrant pursuant to Section 1(c) hereof, or if there is no public market, cash equal to the then fair market value of the shares as reasonably determined by the Board of Directors of the Company, in its sole discretion, multiplied by such fraction.

         7. TRANSFER PROHIBITION. Neither this Warrant nor any rights hereunder may be sold, exchanged, conveyed, assigned, given, or otherwise transferred by the Warrantholder without prior notification of Bionutrics.

         8. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent, or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or for any other matter.

         9. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed by United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

         If to the Company:

                  Bionutrics, Inc.
                  2425 E. Camelback Road, Suite 650
                  Phoenix, Arizona  85016
                  Attention:  George E. Duck, Jr.

         with a copy to:

                  Greenberg Traurig, LLP
                  One E. Camelback Road, Suite 1100
                  Phoenix, Arizona 85012
                  Attention: Jean E. Harris, Esq.

         If to the Warrantholder:

                  Tamarack International Limited
                  23A Craven Terrace
                  Lancaster Gate


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                  London, W2 3QH
                  Attention: Terrence A Jehan

         Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered or mailed hereunder by notice in accordance herewith to the other party.

         10. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution, or fractionalization of all or any part hereof. Further, the Warrantholder shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         11.      GENERAL PROVISIONS.

                  (a) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

                  (b) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other conflict-of-law provisions to the contrary.

                  (c) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

                  (d) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

                  (e) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.


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         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                                             BIONUTRICS, INC.



                                             /s/ Ronald H. Lane
                                             ------------------
                                             By:  Ronald H. Lane
                                             Its:  President



         The Warrantholder hereby agrees to and accepts the terms and conditions of this Warrant this 25th day of October, 2000.

                                              TAMARACK INTERNATIONAL LIMITED



                                              /s/ Terrence A. Jehan
                                              ---------------------
                                              By: Terrence A. Jehan
                                              Its:  Managing Director


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                                    EXHIBIT A

                              ELECTION TO PURCHASE


Bionutrics, Inc.
2425 E. Camelback Road, Suite 650
Phoenix, Arizona 85016

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder ____________________ shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of



________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:______________


Name of Warrantholder or Assignee:______________________________________________
                                                  (Please Print)


Signature:______________________________________________________________________
                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)


Address:  ______________________________________________________________________


Aggregate Warrant Price Paid: $__________________


Method of payment:______________________________________________________________
                                         (Please Print)


____________________________________________________________
Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)